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                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 13, 1997 included in Egghead, Inc.'s Form 10-K for the year ended March 29, 1997 and to all references to our Form included in this registration statement.

                                       ARTHUR ANDERSEN LLP


Seattle, Washington
August 13, 1997